UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2011
SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1115 Orlando Avenue
Roseville, California 95661-5247
(Address and telephone number of principal executive offices) (Zip Code)
(916) 746-0900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 22, 2011, the shareholders of Solar Power, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock of the Company from 100,000,000 to 250,000,000.
     A copy of the amended Article Three of the Amended and Restated Articles of Incorporation as filed with the California Secretary of State on June 23, 2011 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Solar Power, Inc. was held June 22, 2011, at the Company’s headquarters at 1115 Orlando Avenue, Roseville, California 95661-5247 at 10:00 a.m. local time. As of April 25, 2011, the record date for the Annual Meeting, 95,128,523 shares of common stock and 20,000,000 shares of Series A Preferred Stock were issued and outstanding. Each share of common stock was entitled to one (1) vote and each share of Series A Preferred Stock was entitled to 4.44552 votes on all matters submitted for stockholder approval. The following proposals, each of which is described in the definitive proxy statement filed by the Company with the SEC on May 2, 2011, were submitted to and approved by the stockholders at the meeting:
1.	Election of five (5) members to the board of directors:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Xiaofeng Peng	153,007,395	59,302	18,210	15,681,086
Stephen C. Kircher	151,468,001	1,601,096	15,810	15,681,086
Jack Lai	152,977,100	56,852	50,955	15,681,086
Ronald A. Cohan	151,937,369	1,104,583	42,955	15,681,086
Francis W. Chen	151,981,568	1,060,109	43,230	15,681,086
2.	Amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000:

Votes For	Votes Against	Votes Abstained
167,435,702	1,290,539	39,752
3.	Amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split:

Votes For	Votes Against	Votes Abstained
167,509,899	1,228,809	27,285
4.	Amendment to the Company’s Amended and Restated Articles of Incorporation to decrease the number of authorized shares of common stock in connection with the reverse stock split:

Votes For	Votes Against	Votes Abstained
167,271,049	1,457,945	36,999
5.	Ratification of the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011:

Votes For	Votes Against	Votes Abstained
168,310,714	387,963	67,316
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
3.1	Amendment of Amended and Restated Articles of Solar Power, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation
Dated: June 23, 2011	/s/ Alan M. Lefko
Alan M. Lefko
Vice President Finance and Secretary

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